Exhibit 10.3

AMENDED AND RESTATED AMENDMENT TO

DEALER SALES AND SERVICE AGREEMENTS

This Amended and Restated Amendment to Dealer Sales and Service Agreement (this AMENDMENT") is effective July 6, 2023, between Peterbilt Motors Company, a division of PACCAR Inc, a Delaware corporation (“PETERBILT”) and:

Rush Truck Centers of Alabama, Inc., a Delaware corporation (“Rush Alabama”), Rush Truck Centers of Arizona, Inc., a Delaware corporation (“Rush Arizona”), Rush Truck Centers of California, Inc., a Delaware corporation (“Rush California”), Rush Truck Centers of Colorado, Inc., a Delaware corporation (“Rush Colorado”), Rush Truck Centers of Florida, Inc., a Delaware corporation (“Rush Florida”), Rush Truck Centers of Kentucky, Inc., a Delaware corporation (“Rush Kentucky”), Rush Truck Centers of Nevada, Inc., a Delaware corporation (“Rush Nevada”), Rush Truck Centers of New Mexico, Inc., a Delaware corporation (“Rush New Mexico”), Rush Truck Centers of Oklahoma, Inc., a Delaware corporation (“Rush Oklahoma”), Rush Truck Centers of Tennessee, Inc., a Delaware corporation (“Rush Tennessee”), Rush Truck Centers of Texas, LP, a Texas Limited Partnership (“Rush Texas”), and Rush Enterprises, Inc. (“Rush Enterprises”)

(Rush Alabama, Rush Arizona, Rush California, Rush Colorado, Rush Florida, Rush Kentucky, Rush Nevada, Rush New Mexico, Rush Oklahoma, Rush Tennessee, and Rush Texas collectively, the “Companies” and individually, a "Company"). Capitalized terms used herein but not defined herein have the respective meaning given them in the Dealer Sales and Service Agreements (as defined below).

RECITALS

PACCAR is a party to certain Dealer Sales and Service Agreements (individually, a “Dealer Sales and Service Agreement” and, collectively, the “Dealer Sales and Service Agreements”), with each of the Companies pursuant to which each Company is a DEALER and was granted Peterbilt dealership(s) in the territories specified in each Dealer Sales and Service Agreement. The Dealer Sales and Service Agreements currently in effect are attached as Exhibit A.

PACCAR, Rush Enterprises, and the Companies amended the Dealer Sales and Service Agreements by Amendments and Restatements to the Dealer Sales and Service Agreements dated October 5, 2000, June 15, 2006, and December 19, 2012 (the “Prior Amendments”).

PACCAR, Rush Enterprises and the Companies desire that this Amendment supersede and replace the Prior Amendments and that this Amendment apply to all Dealer Sales and Service Agreements currently in effect between Peterbilt and the Companies, any and all extensions, amendments and renewals to such Dealer Sales and Service Agreements (collectively, “Renewal Agreements”) and all future Dealer Sales and Service Agreements (collectively, “Future Agreements”) entered into between Peterbilt and the Companies, including any not currently existing subsidiaries to Rush Enterprises, Inc. This Agreement, with respect to its contents and changes only, shall supersede any integration clauses in these Renewal Agreements and Future Agreements.

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Exhibit 10.3

AGREEMENTS

In consideration of the foregoing premises and of the mutual promises contained herein and for $10.00 and other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the parties agree that (a) this Amendment shall supersede and replace the Prior Amendments and (b) the Dealer Sales and Service Agreements, Renewal Agreements, and Future Agreements shall be amended by this Amendment as follows:

1.	Article IV.C “OWNERSHIP” of each of the Dealer Sales and Service Agreements shall be deleted in its entirety and shall be replaced with the following:

C.

Ownership: Addendum D also sets forth the identity of the persons who have been approved by PETERBILT to have, with their respective associates, the principal beneficial ownership interest (in the aggregate no less than 22% of the voting power of the outstanding shares of capital stock) in Rush Enterprises Inc., the parent of DEALER (called "DEALER PRINCIPAL(S)").

Addendum D also defines and sets forth the OPERATING MANAGER(S) of DEALER. The effectiveness of DEALER is ultimately dependent upon the OPERATING MANAGER(S) who must assume full managerial authority and responsibility for DEALER business. OPERATING MANAGERS may or may not have ownership interests. DEALER agrees to notify PETERBILT of any changes in OPERATING MANAGER(S). Any change of Addendum D or of the OPERATING MANAGER(S) must be in writing and signed by the parties hereto.

DEALER shall have the right to assign its rights and obligations under this AGREEMENT to any entity so long as the majority of the capital stock entitled to vote on the election of directors of such entity or its parent (as defined in Rule-405 under the Securities Act of 1933, as amended) is beneficially owned (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) in the aggregate by Rush Enterprises, Inc. or the DEALER PRINCIPAL(S) and their respective associates (as defined in Rule 12b-2 under the Securities Exchange Act of 1934).

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Exhibit 10.3

2.	Article VIII.B.1.g of each of the Dealer Sales and Service Agreements shall be deleted in its entirety and replaced with the following:

g.	If any of the following occurs with the DEALER PRINCIPAL(S) or OPERATING MANAGER(S):

(i)

the DEALER PRINCIPAL(S) identified in Addendum D (as amended by this Amendment) and their respective associates in the aggregate beneficially own less than 22% of the voting power of the outstanding shares of capital stock entitled to vote on the election of directors of Rush Enterprises, Inc. (or any successor thereto), or

(ii)

any “person” (as that term is defined under the Securities Exchange Act of 1934, as amended) other than DEALER PRINCIPAL(S) and their respective associates, or any person who has been approved in writing by PETERBILT, owns a greater percentage of the voting power of the outstanding shares of capital stock entitled to vote on the election of directors of Rush Enterprises, Inc. (or any successor thereto) than DEALER PRINCIPAL(S) and their respective associates in the aggregate,

(iii)

any person who has not been approved in writing by PETERBILT pursuant to Article IV.C (as amended by this Amendment) through the normal PETERBILT vetting process and in accordance with the standards set forth in applicable state law, such approval not to be unreasonably withheld, conditioned or delayed, holds the offices identified in Addendum D (as amended by this Amendment) as OPERATING MANAGERS of DEALER, or

(iv)	Rush Enterprises, Inc. (or any successor thereto) is not DEALER or, directly or indirectly, the 100% owner of DEALER.

3.	Article VIll.B.5 of each of the Dealer Sales and Service Agreements shall be deleted in its entirety.

4.	Article XI.C of each of the Dealer Sales and Service Agreements shall be deleted in its entirety and replaced with the following:

C.

COLLATERAL ASSIGNMENT. Except as provided in the third paragraph of Article IV.C of this Agreement (as Amended by the Amendment and Restatement), DEALER may not pledge, hypothecate, or grant a security interest in, this AGREEMENT or DEALER'S right, title or interest therein.

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Exhibit 10.3

5.	The first four paragraphs (including table) of Addendum D of each of the Dealer Sales and Service Agreements shall be deleted in their entirety and replaced with the following:

The DEALER PRINCIPAL(S) are: W.M. “Rusty” Rush and his issue, Robin M. Rush, Scott Anderson, Derrek Weaver, Steven Keller, Corey Lowe, Jody Pollard, Jason Wilder, Michael Goldstone, Mike Eppes and Michael McRoberts.

PETERBILT enters into the AGREEMENT in reliance upon personnel qualifications, representations and present financial condition of the persons identified herein as the OPERATING MANAGERS of DEALER. The OPERATING MANAGERS include the Chairman of the Board of Rush Enterprises, Inc. (or any successor position thereto), and the President or Chief Executive Officer of Rush Enterprises, Inc. (or any successor positions thereto). The approved OPERATING MANAGERS are: W.M. “Rusty” Rush.

DEALER agrees to notify PETERBILT of any change in DEALER PRINCIPAL and/or OPERATING MANAGER.

6.

In the Dealer Sales and Service Agreement with Rush Alabama, any and all references to “DEALER” shall refer solely to Rush Alabama; in the Dealer Sales and Service Agreement with Rush Arizona, any and all references to “DEALER” shall refer solely to Rush Arizona; in the Dealer Sales and Service Agreement with Rush California, any and all references to “DEALER” shall refer solely to Rush California; in the Dealer Sales and Service Agreement with Rush Colorado, any and all references to “DEALER” shall refer solely to Rush Colorado; in the Dealer Sales and Service Agreement with Rush Florida, any and all references to “DEALER” shall refer solely to Rush Florida; in the Dealer Sales and Service Agreement with Rush Kentucky, any and all references to “DEALER” shall refer solely to Rush Kentucky; in the Dealer Sales and Service Agreement with Rush Nevada, any and all references to “DEALER” shall refer solely to Rush Nevada; in the Dealer Sales and Service Agreement with Rush New Mexico, any and all references to “DEALER” shall refer solely to Rush New Mexico; in the Dealer Sales and Service Agreement with Rush Oklahoma, any and all references to “DEALER” shall refer solely to Rush Oklahoma; in the Dealer Sales and Service Agreement with Rush Tennessee, any and all references to “DEALER” shall refer solely to Rush Tennessee; and in the Dealer Sales and Service Agreement with Rush Texas, any and all references to “DEALER” shall refer solely to Rush Texas.

7.

Any and all of the terms and conditions of each of the Dealer Sales and Service Agreements are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications contained in this Amendment.

8.

In the event any Renewal Agreement or Future Agreement contains the same provisions (regardless of numbering or format) that are amended, deleted or otherwise modified by this Amendment, then such provisions in such Renewal Agreement or Future Agreement shall be amended, deleted or otherwise modified in the same way such provisions are amended, deleted or modified by this Amendment. This Agreement expressly supersedes any general integration provisions in any Renewal Agreement or Future Agreement.

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Exhibit 10.3

9.	Except as amended hereby, each Dealer Sales and Service Agreement is hereby ratified and confirmed and shall continue in full force and effect.

IN WITNESS WHEREOF, Rush, the Companies and PACCAR have caused this Amendment to be executed and delivered as of the date first above written.

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Exhibit 10.3

SIGNATURE PAGE(S) FOR AMENDED AND RESTATED AMENDMENT TO DEALER SALES AND SERVICE AGREEMENTS DATED JULY 6, 2023.

Peterbilt Motors Company,	Rush Enterprises, Inc.
A division of PACCAR Inc

By:/s/ Jason Skoog	By:/s/ Michael Goldstone
Jason Skoog	Michael Goldstone
Vice President, PACCAR Inc.	Vice President/Secretary
General Manager Peterbilt Motors
Company	Rush Truck Centers of Alabama, Inc.

By:/s/ Michael Goldstone
Michael Goldstone
Vice President/Secretary

Rush Truck Centers of Arizona, Inc.

By:/s/ Michael Goldstone
Michael Goldstone
Vice President/Secretary

Rush Truck Centers of California, Inc.

By:/s/ Michael Goldstone
Michael Goldstone
Vice President/Secretary

Rush Truck Centers of Colorado, Inc.

By:/s/ Michael Goldstone
Michael Goldstone
Vice President/Secretary

Rush Truck Centers of Florida, Inc.

By:/s/ Michael Goldstone
Michael Goldstone
Vice President/Secretary

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Exhibit 10.3

Rush Truck Centers of Kentucky, Inc.

By:/s/ Michael Goldstone
Michael Goldstone
Vice President/Secretary

Rush Truck Centers of Nevada, Inc.

By:/s/ Michael Goldstone
Michael Goldstone
Vice President/Secretary

Rush Truck Centers of New Mexico, Inc.

By:/s/ Michael Goldstone
Michael Goldstone
Vice President/Secretary

Rush Truck Centers of Oklahoma, Inc.

By:/s/ Michael Goldstone
Michael Goldstone
Vice President/Secretary

Rush Truck Centers of Tennessee, Inc.

By:/s/ Michael Goldstone
Michael Goldstone
Vice President/Secretary

Rush Truck Centers of Texas, L.P.
By: Rushtex, its general partner

By:/s/ Michael Goldstone
Michael Goldstone
Vice President/Secretary

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